UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2017 through August 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Disciplined
                              Value Fund

--------------------------------------------------------------------------------
                              Annual Report | August 31, 2018
--------------------------------------------------------------------------------

                              Ticker Symbols:
                              Class A     CVFCX
                              Class C     CVCFX
                              Class R     CVRFX
                              Class Y     CVFYX

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         23

Notes to Financial Statements                                                31

Report of Independent Registered Public Accounting Firm                      42

Additional Information                                                       44

Trustees, Officers and Service Providers                                     46

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/18 1

President's Letter

Over the first half of 2018, the U.S. stock market, as measured by the Standard & Poor's 500 Index (the S&P 500), has returned 2.65%, while bond markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, have been negative, returning -1.62% . While the markets have delivered somewhat mixed and tepid returns, we have observed the U.S. Federal Reserve System (the
Fed) continuing to tighten monetary policy by increasing interest rates in both March and June, and moving forward with the tapering of its balance sheet, a process which began in October 2017. The Fed also signaled the potential for two additional rate hikes before the end of this year, given robust economic growth and the potential for rising inflation.

Although domestic equities gained ground during the first six months of the year, the investment backdrop proved more challenging compared to the favorable conditions of the past two years. On the positive side, stocks continued to benefit from the underpinnings of robust domestic economic growth, lower tax rates, and rising corporate earnings. At the same time, however, day-to-day market volatility began to pick up in response to worries about rising interest rates and uncertainty regarding U.S. trade policy. In fact, while the S&P 500 Index was positive for the first half of the year, the majority of its gain occurred in January, as stocks suffered a steep sell-off in early February and spent the rest of the six months ended June 30, 2018, regaining lost ground.

Across the fixed-income space, rising interest rates have helped drive down returns of most asset classes, though the floating-rate sector, which includes bank loans, has fared well in the rising-rate environment. In addition, structured sectors, such as asset-backed securities (ABS) and mortgage-backed securities (MBS), have generally outperformed Treasuries. Agency MBS, in particular, have performed well as the housing market has continued to show strength, despite rising interest rates and rising home prices.

Although we have experienced an increase in volatility in the equity markets, looking ahead, we have not changed our outlook and still have a constructive view of U.S. stocks, especially given other investment alternatives. Economic growth continues to improve and overall equity valuations -- while elevated in the growth segment of the market -- in our view, are not excessive. In addition, U.S. gross domestic product (GDP) growth remains strong, coming in at above 2% for the first quarter of 2018, with projections of a continued, if not increasing growth rate for the second quarter.

2 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

In fixed income, we believe that attractive investment opportunities still exist, even with interest rates on the rise. In general, our core fixed-income portfolios remain underweight to nominal U.S. Treasuries, which are sensitive to the rising-rate environment. We have, however, allocated assets to Treasury inflation-protected securities, or TIPS, which are indexed to inflation in order to protect against its negative effects. In addition, we believe investors should be selective when investing in the investment-grade bond sector, as the use of leverage by corporations to fund mergers and acquisitions as well as stock buybacks and dividend increases has risen significantly. We continue to see more attractive valuations within structured investment vehicles, such as residential MBS, as fundamentals within the U.S. housing market are solid and U.S. consumer sentiment remains positive.

We believe this year's market fluctuations have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/18 3

Portfolio Management Discussion | 8/31/18

In the following interview, Craig Sterling and Asesh (Ace) Savla discuss the factors that affected the performance of Pioneer Disciplined Value Fund during the 12-month period ended August 31, 2018. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for day-to-day management of the Fund's investment portfolio, along with Mr. Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Amundi Pioneer.

Q     How did the Fund perform during the 12-month period ended August 31, 2018?

A Pioneer Disciplined Value Fund's Class A shares returned 11.10% at net asset value during the 12-month period ended August 31, 2018, while the Fund's benchmark, the Russell 1000 Value Index, returned 12.47%. During the same period, the average return of the 1,273 mutual funds in Morningstar's Large Value Funds category was 14.18%.

Q How would you describe the investment environment in the equity market during the 12-month period ended August 31, 2018?

A Entering the period, market sentiment for riskier investments was buoyed by continued improvement in the domestic economy. Conditions overseas were likewise strong, and U.S. corporate profits continued to soar against a backdrop of globally synchronized economic growth. With the U.S. unemployment rate on the verge of falling below 4%, companies were experiencing a shortage of skilled labor and voluntary worker departures were on the rise, raising hopes that meaningful wage increases would be forthcoming. The developments were reflected in consumer confidence surveys, which hovered at historically strong levels in late 2017.

      On the policy front, in October of 2017 the Federal Reserve (the Fed) began tapering its reinvestment of maturing principal into the agency debt and mortgage-backed security (MBS) markets. The plan to taper the Fed's balance sheet had been well communicated in advance, and so the actual implementation caused little stir in the market. Similarly, the Fed's December 2017 increase in the federal funds rate, its benchmark overnight lending rate, was well absorbed by investors.

      As 2017 drew to a close, Congress passed a tax bill that lowered the statutory corporate tax rate from 35% to 21%, permitted a one-time repatriation of corporate cash at a favorable tax rate, and expanded the ability of companies to expense capital investment. The bill's provisions were viewed by investors as likely to further boost economic growth, corporate profits, and credit-market fundamentals.

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

      Markets started 2018 on a positive note, with solid performance driven in part by upgraded corporate earnings estimates based on the recent tax cuts as well as strong economic activity. However, stocks plummeted in late January and early February as a strong January employment report raised inflation expectations and drove long-term Treasury yields higher, with the closely watched 10-year Treasury bond yield threatening to hit 3%. Stocks would recover much of the lost ground before dipping again in March, as the White House announced tariffs on aluminum and steel and ratcheted up trade rhetoric, while revelations about Facebook's handling of user data resulted in calls by some for increased regulation of technology companies.

      The broad stock indices would eventually retrace their highs attained in the immediate wake of tax reform, as the market generally trended upward over the final months of the 12-month period, supported by the continued economic expansion. In June, the Fed raised the federal funds rate for the second time in 2018, and projected a total of four increases for the calendar year rather than three. Trade tensions continued to put something of a ceiling on investor sentiment, however, as after months of harsh rhetoric, July saw the U.S. and China unveil matching plans for tariffs totaling in the billions. Stocks also faced a headwind from higher bond yields, as the early 2018 upward shift in the Treasury yield curve was sustained through the end of the period.

      Value stocks, as measured by the Fund's benchmark, the Russell 1000 Value Index, significantly underperformed growth stocks, as measured by the Russell 1000 Growth Index, over the 12-month period, with growth returning 27.23% and value returning 11.10% . High-growth stocks with high valuations tended to set the pace for the rest of the market. Most of the divergence of growth-to-value performance happened over the latter part of the period.

      Within the Russell 1000 Value Index (the Russell Index), information technology and energy, both up by more than 24%, were the top-performing sectors for the 12-month period, while consumer staples, which was the only sector to generate a negative return (-4.5%), telecommunication services (roughly flat return), and utilities (up by 1.8%), were the worst performers.

Q Which of your investment decisions detracted from the Fund's benchmark-relative performance during the 12-month period ended August 31, 2018?

A After significantly outperforming the benchmark over the fiscal year ended August 31, 2017, the Fund's return lagged that of the Russell Index by slightly more than one percentage point over the most recent 12-month period, with stock selection results in financials and health care detracting the most from benchmark-relative performance. While the benchmark is a

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/18 5 value benchmark and not a growth one, our investment process is anchored on a belief that valuation matters to stock selection and Fund performance. Unfortunately, the extent to which valuation as a factor has not worked out of late has been striking, and represents an anomaly in the stock market, which has invariably corrected. As noted earlier, most of the divergence of growth-to-value performance happened over the latter part of the period, which is when the Fund's performance lagged relative to the benchmark.

      We have a structured, disciplined investment process in managing the Fund, with the principles of economic profit and solid fundamental analysis at its core. We strongly believe the best way to understand and value a company is to measure its true, "clean" profits and to discount the excess return above the cost of capital, and then value those excess returns. We believe that there is no better way to link fundamentals to stock-price performance. From time to time in the market, though, near-term issues and momentum swings can overwhelm valuation, but we believe that our investment process will serve the Fund's investors well over time.

      With regard to specific sectors, while stock selection in financials detracted from relative returns, we think the sector is a potential long-term secular winner, and we like the banking industry, in particular. However, banks have continued to be penalized by the market as the memory of the global financial crisis still weighs on valuations, even though many of them have much more stable business models now. While our investment scenario did not continue to play out positively for the Fund over this fiscal year, we expect that it will going forward.

      The portfolio's underweight to health care also hurt benchmark-relative results, as the sector was the fourth-best performer in the Russell Index for the 12-month period. We have underweighted the portfolio to health care because we consider the sector a potential long-term secular loser, given significant concerns about possible future regulations on drug pricing, increased competition overall, and the risk of the large companies carrying out value-destructive acquisitions.

      With regard to individual positions, the biggest detractor from the Fund's benchmark-relative performance during the period was Gilead Sciences. The company's stock price declined following management turnover, increased risk of a large, value-destructive acquisition, and increased competitive threats to its HIV franchise; we eventually sold the Fund's position. In financials, the biggest individual disappointment during the period was Affiliated Managers Group (AMG), an asset manager with a unique business model. Unfortunately, asset managers have not fared well in the market of late, and AMG's stock price struggled along with the rest of the industry. We are still quite positive on the company over the long term.

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

      Other holdings that detracted from the Fund's benchmark-relative returns during the period were American Electric Power, General Mills, and Schlumberger. American Electric Power (AEP) had been a winning position for the Fund prior to this past year, and we still hold the shares in the portfolio. Rising interest rates during the period had a negative effect on most utilities stocks, and AEP was not immune. Shares of General Mills nosedived after the company made a value-destructive acquisition of Blue Buffalo Pet Products during the period, a move that elicited a sharply negative market reaction. We sold the Fund's position. Finally, a position in oilfield services firm Schlumberger detracted from the Fund's relative performance. This was essentially a case of poor timing, as we purchased the shares before the stock price fell due in part to a slowdown in spending on oil services by some of Schlumberger's customers. We reduced the portfolio's position, but still hold the stock as we believe oilfield services spending will eventually shift towards more offshore projects, an area in which Schlumberger is considered one of the best-in-class operators.

Q Which of your investment decisions benefited the Fund's benchmark-relative performance during the 12-month period ended August 31, 2018?

A Asset allocation aided the Fund's benchmark-relative results during the period, with a portfolio overweight to the very strong information technology sector and an underweight to the very weak consumer staples sector contributing the most to performance versus the Russell Index. We overweighted the portfolio to information technology, as the sector has continued to benefit from increased corporate spending on technology and from the move by many firms to more cloud-based applications. In addition, stock selection results were slightly positive for the Fund in consumer discretionary, consumer staples, and industrials.

      Individual positions that contributed positively to the Fund's benchmark-relative performance during the period included EOG Resources, Cisco Systems, and Dollar General. EOG is the premier player in the North American shale industry. We bought the EOG shares when oil stocks in general were down and sold them after they rallied, as the share price reached what we believed to be fair value. Dollar General is a discount retail chain that we believe is somewhat "Amazon-immune," as it caters to a lower-income clientele with an average expenditure of $15 per store visit, customers that are not likely to use Amazon for such purchases. We also believe the stock was unfairly punished last year along with other retailers as market concerns about the predominance of e-Commerce hammered the sector. Technology firm Cisco Systems was a very good holding for the Fund for a couple of years, as the company benefited from its shift from a hardware business model to a service model. The stock had a long run-up, and so we sold it during the period.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/18 7

      Also contributing positively to the Fund's benchmark-relative returns during the period was our avoidance of General Electric, a Russell Index component that had a very bad year, and not owning Procter & Gamble (P&G) -- another underperformer for the benchmark -- for most of the period. We ended up adding P&G stock to the portfolio after the share price had declined significantly and the valuation was compelling.

Q Did you invest in any derivative securities during the 12-month period ended August 31, 2018? If so, did the derivatives have a material effect on the Fund's performance?

A Yes. In January, we viewed the market as overbought, with extended valuations, and so we purchased put options on the Standard and Poor's 500 Index to guard against downside risk in the portfolio. We also invested in some futures contracts during the period. The put options benefited the Fund's performance when the market subsequently corrected in late-January and into February. (A put option is a contractual agreement that gives the buyer the right, but not the obligation, to sell the underlying security at a predetermined price, or "strike" price, on or before the contract expiration date, depending on the terms of the contract.)

Q     What is your current outlook for the equity markets?

A As we look ahead, we remain cautiously optimistic about the relative and absolute return potential for large-cap stocks. With an environment of reasonable economic growth, normalizing interest rates, and growth tailwinds in multiple industry groups, we believe equities stand to benefit.

      We believe most key domestic economic indicators signal ongoing strength for the current business cycle, but not strength that is likely to overheat the economy and cause the Fed to raise interest rates faster than current expectations.

      We find the most value in cyclicals, as represented in the industrials sector, and in financials. Concerns over trade policy, the ability of companies to pass along price increases given increasing input costs such as raw materials, logistics, and wages, a flat yield curve, and instability in the emerging markets have all combined to create a challenging value environment for cyclicals and financials. Nonetheless, we believe such issues are mostly priced into equity valuations.

      As of August 31, 2018, the Fund's biggest overweight versus the benchmark is in the industrials sector, which represents a few high-conviction themes, such as: 1) increased corporate capital expenditures and non-residential construction; 2) continued spending on home repairs and remodeling; and 3) sustained military spending.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

      The Fund's second-biggest overweight versus the benchmark -- and largest absolute weighting -- is in the financials sector, as we believe the stock market still does not fully appreciate the more stable, post-global financial crisis business models of banks, which we believe could be direct beneficiaries of a rising interest-rate environment.

      The Fund continues to be underweight to the historically defensive value sectors of real estate and utilities, as we do not find enough compelling value in those sectors, and because those stocks tend to underperform in a rising-rate environment. The Fund's largest sector underweight versus the Russell Index as of period-end is in health care, where we believe there are long-term secular issues of pricing and competition that are not fully appreciated by the market.

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities, and as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/18 9

Portfolio Summary | 8/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              96.6%
U.S. Government and Agency Obligations                                      3.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 26.0%
Industrials                                                                19.1%
Information Technology                                                     12.8%
Energy                                                                      9.9%
Consumer Staples                                                            8.7%
Consumer Discretionary                                                      6.3%
Telecommunication Services                                                  6.1%
Health Care                                                                 3.6%
Government                                                                  3.4%
Utilities                                                                   2.8%
Materials                                                                   1.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. JPMorgan Chase & Co.                                                   5.69%
--------------------------------------------------------------------------------
 2. Bank of America Corp.                                                  5.15
--------------------------------------------------------------------------------
 3. Procter & Gamble Co.                                                   4.64
--------------------------------------------------------------------------------
 4. AT&T, Inc.                                                             4.46
--------------------------------------------------------------------------------
 5. Oracle Corp.                                                           3.94
--------------------------------------------------------------------------------
 6. Marsh & McLennan Cos., Inc.                                            3.21
--------------------------------------------------------------------------------
 7. U.S. Treasury Bills, 9/27/18                                           3.06
--------------------------------------------------------------------------------
 8. Raytheon Co.                                                           3.01
--------------------------------------------------------------------------------
 9. Laboratory Corp. of America Holdings                                   2.97
--------------------------------------------------------------------------------
10. American Electric Power Co., Inc.                                      2.80
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Prices and Distributions | 8/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                   8/31/18                     8/31/17
--------------------------------------------------------------------------------
       A                      $16.20                      $16.84
--------------------------------------------------------------------------------
       C                      $15.85                      $16.52
--------------------------------------------------------------------------------
       R                      $15.63                      $16.33
--------------------------------------------------------------------------------
       Y                      $16.30                      $16.93
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17 - 8/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Short-Term             Long-Term
      Class       Dividends           Capital Gains          Capital Gains
--------------------------------------------------------------------------------
       A           $0.1584              $0.4951                $1.7702
--------------------------------------------------------------------------------
       C           $0.0342              $0.4951                $1.7702
--------------------------------------------------------------------------------
       R           $0.1133              $0.4951                $1.7702
--------------------------------------------------------------------------------
       Y           $0.2068              $0.4951                $1.7702
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 11

Performance Update | 8/31/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------
              Net         Public        Russell
              Asset       Offering      1000
              Value       Price         Value
Period        (NAV)       (POP)         Index
----------------------------------------------------
10 years       8.26%      7.62%          8.93%
5 years       10.51       9.21          11.22
1 year        11.10       4.71          12.47
----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------
                Gross
----------------------------------------------------
                1.15%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined             Russell 1000
                        Value Fund                      Value Index
8/08                    $ 9,425                         $10,000
8/09                    $ 8,167                         $ 7,973
8/10                    $ 8,329                         $ 8,369
8/11                    $ 9,470                         $ 9,571
8/12                    $10,872                         $11,227
8/13                    $12,640                         $13,821
8/14                    $15,367                         $17,197
8/15                    $14,575                         $16,599
8/16                    $15,646                         $18,744
8/17                    $18,756                         $20,914
8/18                    $20,838                         $23,522

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Performance Update | 8/31/18 Class                                      C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------
                                        Russell
                                        1000
              If          If            Value
Period        Held        Redeemed      Index
----------------------------------------------------
10 years       7.37%       7.37%         8.93%
5 years        9.71        9.71         11.22
1 year        10.29       10.29         12.47
----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------
                Gross
----------------------------------------------------
                1.89%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined             Russell 1000
                        Value Fund                      Value Index
8/08                    $10,000                         $10,000
8/09                    $ 8,590                         $ 7,973
8/10                    $ 8,682                         $ 8,369
8/11                    $ 9,780                         $ 9,571
8/12                    $11,112                         $11,227
8/13                    $12,810                         $13,821
8/14                    $15,462                         $17,197
8/15                    $14,555                         $16,599
8/16                    $15,518                         $18,744
8/17                    $18,463                         $20,914
8/18                    $20,363                         $23,522

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Effective September 1, 2018, Class C shares will automatically convert to Class A shares after 10 years.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 13

Performance Update | 8/31/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------
                                      Russell
                                      1000
                 Net Asset            Value
Period           Value (NAV)          Index
----------------------------------------------------
10 years          8.12%                8.93%
5 years          10.24                11.22
1 year           10.77                12.47
----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------
             Gross            Net
----------------------------------------------------
             1.54%            1.40%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Disciplined             Russell 1000
                        Value Fund                      Value Index
8/08                    $10,000                         $10,000
8/09                    $ 8,666                         $ 7,973
8/10                    $ 8,837                         $ 8,369
8/11                    $10,048                         $ 9,571
8/12                    $11,536                         $11,227
8/13                    $13,401                         $13,821
8/14                    $16,249                         $17,197
8/15                    $15,384                         $16,599
8/16                    $16,481                         $18,744
8/17                    $19,700                         $20,914
8/18                    $21,820                         $23,522

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Performance Update | 8/31/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2018)
----------------------------------------------------
                                     Russell
                                     1000
                 Net Asset           Value
Period           Value (NAV)         Index
----------------------------------------------------
10 years          8.59%               8.93%
5 years          10.87               11.22
1 year           11.42               12.47
----------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
----------------------------------------------------
                Gross
----------------------------------------------------
                0.84%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Disciplined             Russell 1000
                        Value Fund                      Value Index
8/08                    $ 5,000,000                     $ 5,000,000
8/09                    $ 4,338,891                     $ 3,986,662
8/10                    $ 4,436,941                     $ 4,184,467
8/11                    $ 5,062,991                     $ 4,785,691
8/12                    $ 5,832,539                     $ 5,613,577
8/13                    $ 6,801,039                     $ 6,910,405
8/14                    $ 8,295,379                     $ 8,598,741
8/15                    $ 7,892,700                     $ 8,299,386
8/16                    $ 8,508,308                     $ 9,371,877
8/17                    $10,226,812                     $10,456,910
8/18                    $11,394,989                     $11,760,799

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2018, through August 31, 2018.

-----------------------------------------------------------------------------------------
Share Class                      A              C              R              Y
-----------------------------------------------------------------------------------------
Beginning Account            $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 3/1/18
-----------------------------------------------------------------------------------------
Ending Account               $1,004.34      $1,000.00      $1,002.62      $1,005.50
Value (after expenses)
on 8/31/18
-----------------------------------------------------------------------------------------
Expenses Paid                    $5.71          $9.28          $7.07          $4.20
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.84%, 1.40% and 0.83% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2018, through August 31, 2018.

-----------------------------------------------------------------------------------------
Share Class                      A              C              R              Y
-----------------------------------------------------------------------------------------
Beginning Account            $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 3/1/18
-----------------------------------------------------------------------------------------
Ending Account               $1,019.51      $1,015.93      $1,018.15      $1,021.02
Value (after expenses)
on 8/31/18
-----------------------------------------------------------------------------------------
Expenses Paid                    $5.75          $9.35          $7.12          $4.23
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.13%, 1.84%, 1.40% and 0.83% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 17

Schedule of Investments | 8/31/18

------------------------------------------------------------------------------------------
Shares                                                                      Value
------------------------------------------------------------------------------------------
                    UNAFFILIATED ISSUERS -- 100.0%
                    COMMON STOCKS -- 96.6% of Net Assets
                    AUTOMOBILES & COMPONENTS -- 2.7%
                    Auto Parts & Equipment -- 2.7%
   158,395          Aptiv Plc                                               $   13,940,344
                                                                            --------------
                    Total Automobiles & Components                          $   13,940,344
------------------------------------------------------------------------------------------
                    BANKS -- 17.1%
                    Diversified Banks -- 13.0%
   855,587          Bank of America Corp.                                   $   26,463,306
   254,898          JPMorgan Chase & Co.                                        29,206,213
   205,439          US Bancorp                                                  11,116,304
                                                                            --------------
                                                                            $   66,785,823
------------------------------------------------------------------------------------------
                    Regional Banks -- 4.1%
   676,203          Huntington Bancshares, Inc.                             $   10,961,251
    71,023          PNC Financial Services Group, Inc.                          10,194,641
                                                                            --------------
                                                                            $   21,155,892
                                                                            --------------
                    Total Banks                                             $   87,941,715
------------------------------------------------------------------------------------------
                    CAPITAL GOODS -- 15.0%
                    Aerospace & Defense -- 4.9%
   303,638          BAE Systems Plc (A.D.R.)                                $    9,681,498
    77,590          Raytheon Co.                                                15,474,549
                                                                            --------------
                                                                            $   25,156,047
------------------------------------------------------------------------------------------
                    Building Products -- 2.5%
   334,292          Masco Corp.                                             $   12,693,067
------------------------------------------------------------------------------------------
                    Electrical Components & Equipment -- 2.8%
   187,434          Emerson Electric Co.                                    $   14,381,811
------------------------------------------------------------------------------------------
                    Industrial Conglomerates -- 1.4%
    57,268          Carlisle Cos., Inc.                                     $    7,262,155
------------------------------------------------------------------------------------------
                    Industrial Machinery -- 1.3%
    48,223          Stanley Black & Decker, Inc.                            $    6,776,778
------------------------------------------------------------------------------------------
                    Trading Companies & Distributors -- 2.1%
    68,093(a)       United Rentals, Inc.                                    $   10,613,656
                                                                            --------------
                    Total Capital Goods                                     $   76,883,514
------------------------------------------------------------------------------------------
                    CONSUMER SERVICES -- 1.8%
                    Restaurants -- 1.8%
   105,694          Yum! Brands, Inc.                                       $    9,183,752
                                                                            --------------
                    Total Consumer Services                                 $    9,183,752
------------------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 5.7%
                    Asset Management & Custody Banks -- 0.6%
    20,652          Affiliated Managers Group, Inc.                         $    3,017,051
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------
Shares                                                                      Value
------------------------------------------------------------------------------------------
                    Consumer Finance -- 1.7%
   111,681          Discover Financial Services                             $    8,724,520
------------------------------------------------------------------------------------------
                    Investment Banking & Brokerage -- 3.4%
   199,554          Morgan Stanley                                          $    9,744,222
    81,841          Raymond James Financial, Inc.                                7,614,486
                                                                            --------------
                                                                            $   17,358,708
                                                                            --------------
                    Total Diversified Financials                            $   29,100,279
------------------------------------------------------------------------------------------
                    ENERGY -- 10.0%
                    Integrated Oil & Gas -- 2.0%
   162,346          TOTAL SA (A.D.R.)                                       $   10,185,588
------------------------------------------------------------------------------------------
                    Oil & Gas Equipment & Services -- 5.3%
   190,986          Halliburton Co.                                         $    7,618,432
   184,449          National Oilwell Varco, Inc.                                 8,682,014
   168,004          Schlumberger, Ltd.                                          10,611,133
                                                                            --------------
                                                                            $   26,911,579
------------------------------------------------------------------------------------------
                    Oil & Gas Exploration & Production -- 1.6%
   110,843          ConocoPhillips                                          $    8,139,201
------------------------------------------------------------------------------------------
                    Oil & Gas Refining & Marketing -- 1.1%
   112,775          PBF Energy, Inc.                                        $    5,855,278
                                                                            --------------
                    Total Energy                                            $   51,091,646
------------------------------------------------------------------------------------------
                    FOOD & STAPLES RETAILING -- 1.5%
                    Hypermarkets & Super Centers -- 1.5%
    33,812          Costco Wholesale Corp.                                  $    7,882,592
                                                                            --------------
                    Total Food & Staples Retailing                          $    7,882,592
------------------------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 2.5%
                    Soft Drinks -- 2.5%
   116,179          PepsiCo., Inc.                                          $   13,013,210
                                                                            --------------
                    Total Food, Beverage & Tobacco                          $   13,013,210
------------------------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
                    Health Care Equipment -- 0.6%
    76,278(a)       Hologic, Inc.                                           $    3,032,813
------------------------------------------------------------------------------------------
                    Health Care Services -- 3.0%
    88,286(a)       Laboratory Corp. of America Holdings                    $   15,262,001
                                                                            --------------
                    Total Health Care Equipment & Services                  $   18,294,814
------------------------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 4.6%
                    Household Products -- 4.6%
   287,093          Procter & Gamble Co.                                    $   23,814,364
                                                                            --------------
                    Total Household & Personal Products                     $   23,814,364
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 19

----------------------------------------------------------------------------------------
Shares                                                                      Value
----------------------------------------------------------------------------------------
                    INSURANCE -- 3.2%
                    Insurance Brokers -- 3.2%
   195,035          Marsh & McLennan Cos., Inc.                             $   16,505,812
                                                                            --------------
                    Total Insurance                                         $   16,505,812
------------------------------------------------------------------------------------------
                    MATERIALS -- 1.3%
                    Paper Packaging -- 1.1%
   136,873          Sealed Air Corp.                                        $    5,489,976
------------------------------------------------------------------------------------------
                    Specialty Chemicals -- 0.2%
    23,881          HB Fuller Co.                                           $    1,360,978
                                                                            --------------
                    Total Materials                                         $    6,850,954
------------------------------------------------------------------------------------------
                    MEDIA -- 0.6%
                    Advertising -- 0.6%
    41,376          Omnicom Group, Inc.                                     $    2,868,184
                                                                            --------------
                    Total Media                                             $    2,868,184
------------------------------------------------------------------------------------------
                    RETAILING -- 1.2%
                    General Merchandise Stores -- 1.2%
    58,996          Dollar General Corp.                                    $    6,355,639
                                                                            --------------
                    Total Retailing                                         $    6,355,639
------------------------------------------------------------------------------------------
                    SEMI CONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.7%
                    Semiconductors -- 3.7%
   103,988(a)       Micron Technology, Inc.                                 $    5,461,450
   309,982          Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)       13,515,215
                                                                            --------------
                    Total Semi Conductors & Semiconductor Equipment         $   18,976,665
------------------------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 6.7%
                    Internet Software & Services -- 1.2%
   173,616(a)       eBay, Inc.                                              $    6,008,850
------------------------------------------------------------------------------------------
                    IT Consulting & Other Services -- 1.6%
   121,698          Amdocs, Ltd.                                            $    7,944,445
------------------------------------------------------------------------------------------
                    Systems Software -- 3.9%
   416,075          Oracle Corp.                                            $   20,212,924
                                                                            --------------
                    Total Software & Services                               $   34,166,219
------------------------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
                    Communications Equipment -- 2.4%
    96,595          Motorola Solutions, Inc.                                $   12,398,934
                                                                            --------------
                    Total Technology Hardware & Equipment                   $   12,398,934
------------------------------------------------------------------------------------------
                    TELECOMMUNICATION SERVICES -- 6.1%
                    Integrated Telecommunication Services -- 6.1%
   717,137          AT&T, Inc.                                              $   22,905,356
   386,676          CenturyLink, Inc.                                            8,259,399
                                                                            --------------
                    Total Telecommunication Services                        $   31,164,755
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------
Shares                                                                      Value
------------------------------------------------------------------------------------------
                    TRANSPORTATION -- 4.1%
                    Air Freight & Logistics -- 2.0%
    41,774          FedEx Corp.                                             $   10,190,767
------------------------------------------------------------------------------------------
                    Railroads -- 2.1%
    93,235          Kansas City Southern                                    $   10,811,531
                                                                            --------------
                    Total Transportation                                    $   21,002,298
------------------------------------------------------------------------------------------
                    UTILITIES -- 2.8%
                    Electric Utilities -- 2.8%
   200,598          American Electric Power Co., Inc.                       $   14,388,895
                                                                            --------------
                    Total Utilities                                         $   14,388,895
------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $460,707,265)                                     $  495,824,585
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                    3.4% of Net Assets
 1,970,000(b)       U.S. Treasury Bills, 9/13/18                            $    1,969,059
15,710,000(b)       U.S. Treasury Bills, 9/27/18                                15,690,880
-------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                    (Cost $17,656,956)                                      $   17,659,939
------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.0%
                    (Cost $478,364,221)                                     $  513,484,524
------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 0.0%                    $      (42,128)
------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                    $  513,442,396
==========================================================================================

(A.D.R.)    American Depositary Receipts.

(a)         Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2018, aggregated $614,603,577 and $742,507,738, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended August 31, 2018, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 21

At August 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $479,082,233 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                              $44,125,258
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                               (9,722,967)
                                                                              -----------
     Net unrealized depreciation                                              $34,402,291
                                                                              ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2018, in valuing the Fund's investments.

---------------------------------------------------------------------------------------------------
                                     Level 1           Level 2          Level 3      Total
---------------------------------------------------------------------------------------------------
Common Stocks                        $495,824,585      $        --      $ --         $495,824,585
U.S. Government and
   Agency Obligations                          --       17,659,939        --           17,659,939
---------------------------------------------------------------------------------------------------
Total Investments in Securities      $495,824,585      $17,659,939      $ --         $513,484,524
===================================================================================================

During the year ended August 31, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Statement of Assets and Liabilities | 8/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (Cost $478,364,221)            $513,484,524
  Cash                                                                            1,584,612
  Receivables --
     Investment securities sold                                                      13,358
     Fund shares sold                                                               101,566
     Dividends                                                                      582,931
  Other assets                                                                       66,568
--------------------------------------------------------------------------------------------
        Total assets                                                           $515,833,559
============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                           $  1,396,636
     Fund shares repurchased                                                        616,548
     Trustees' fees                                                                   4,020
     Transfer agent fees                                                            155,872
     Registration fees                                                               74,161
  Due to affiliates                                                                  58,853
  Accrued expenses                                                                   85,073
--------------------------------------------------------------------------------------------
        Total liabilities                                                      $  2,391,163
============================================================================================
NET ASSETS:
  Paid-in capital                                                              $416,547,762
  Undistributed net investment income                                             2,243,978
  Accumulated net realized gain on investments                                   59,530,353
  Net unrealized appreciation on investments                                     35,120,303
--------------------------------------------------------------------------------------------
        Net assets                                                             $513,442,396
============================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Class A (based on $297,449,617/18,364,303 shares)                         $      16.20
     Class C (based on $88,421,513/5,578,083 shares)                           $      15.85
     Class R (based on $11,274,855/721,247 shares)                             $      15.63
     Class Y (based on $116,296,411/7,135,993 shares)                          $      16.30
MAXIMUM OFFERING PRICE:
     Class A ($16.20 / 94.25%)                                                 $      17.19
============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 23

Statement of Operations

For the Year Ended 8/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $332,926)                                              $ 9,701,444
  Interest from unaffiliated issuers                                      95,533
--------------------------------------------------------------------------------------------------------
       Total investment income                                                             $  9,796,977
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 3,647,457
  Administrative expense                                                 213,264
  Transfer agent fees
     Class A                                                             382,185
     Class C                                                              95,072
     Class R                                                              31,923
     Class Y                                                             128,290
  Distribution fees
     Class A                                                             781,545
     Class C                                                             988,051
     Class R                                                              59,539
  Shareowner communications expense                                       73,164
  Custodian fees                                                          24,750
  Registration fees                                                       64,105
  Professional fees                                                       59,945
  Printing expense                                                        36,372
  Trustees' fees                                                          23,024
  Insurance expense                                                        7,063
  Miscellaneous                                                           55,382
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  6,671,131
--------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by the Adviser                               $    (14,998)
--------------------------------------------------------------------------------------------------------
  Net expenses                                                                             $  6,656,133
--------------------------------------------------------------------------------------------------------
       Net investment income                                                               $  3,140,844
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $69,427,001
     Futures contracts                                                   729,936           $ 70,156,937
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                   $(13,400,973)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $ 56,755,964
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 59,896,808
========================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                    Year Ended              Year Ended
                                                                    8/31/18                 8/31/17
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   3,140,844           $   6,610,572
Net realized gain (loss) on investments                                70,156,937              97,958,323
Change in net unrealized appreciation (depreciation) on
  investments                                                         (13,400,973)             (1,733,930)
----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
        from operations                                             $  59,896,808           $ 102,834,965
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.16 and $0.14 per share, respectively)              $  (3,153,770)          $  (2,971,793)
     Class C ($0.03 and $0.03 per share, respectively)                   (227,168)               (214,774)
     Class R ($0.11 and $0.12 per share, respectively)                    (88,850)               (106,073)
     Class Y ($0.21 and $0.20 per share, respectively)                 (1,993,084)             (1,917,486)
Net realized gain:
     Class A ($2.27 and $0.00 per share, respectively)                (39,955,980)                     --
     Class C ($2.27 and $0.00 per share, respectively)                (13,542,814)                     --
     Class R ($2.27 and $0.00 per share, respectively)                 (1,543,029)                     --
     Class Y ($2.27 and $0.00 per share, respectively)                (19,235,262)                     --
----------------------------------------------------------------------------------------------------------
        Total distributions to shareowners                          $ (79,739,957)          $  (5,210,126)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  71,524,284           $  90,912,632
Reinvestment of distributions                                          70,261,333               4,475,101
Cost of shares repurchased                                           (179,720,664)           (180,503,353)
----------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting
        from Fund share transactions                                $ (37,935,047)          $ (85,115,620)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                          $ (57,778,196)          $  12,509,219
NET ASSETS:
Beginning of year                                                   $ 571,220,592           $ 558,711,373
----------------------------------------------------------------------------------------------------------
End of year                                                         $ 513,442,396           $ 571,220,592
----------------------------------------------------------------------------------------------------------
Undistributed net investment income                                 $   2,243,978           $   4,566,006
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 25

-----------------------------------------------------------------------------------------------------
                                   Year Ended       Year Ended         Year Ended       Year Ended
                                   8/31/18          8/31/18            8/31/17          8/31/17
                                   Shares           Amount             Shares           Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                         1,814,828       $ 29,486,394        1,597,138       $ 25,121,660
Reinvestment of distributions       2,616,595         41,325,920          187,325          2,871,693
Less shares repurchased            (4,344,138)       (70,910,168)      (5,812,129)       (90,150,631)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease)              87,285       $    (97,854)      (4,027,666)      $(62,157,278)
=====================================================================================================
Class C
Shares sold                           323,202       $  5,154,822          297,504       $  4,569,434
Reinvestment of distributions         788,637         12,156,647           11,490            173,608
Less shares repurchased            (1,769,537)       (28,311,321)      (2,727,425)       (41,843,373)
-----------------------------------------------------------------------------------------------------
  Net decrease                       (657,698)      $(10,999,852)      (2,418,431)      $(37,100,331)
=====================================================================================================
Class R
Shares sold                           107,336       $  1,682,570           96,673       $  1,469,542
Reinvestment of distributions         104,400          1,590,205            6,881            102,455
Less shares repurchased              (216,664)        (3,438,487)        (313,337)        (4,850,842)
-----------------------------------------------------------------------------------------------------
  Net decrease                         (4,928)      $   (165,712)        (209,783)      $ (3,278,845)
=====================================================================================================
Class Y
Shares sold                         2,147,796       $ 35,200,498        3,848,063       $ 59,751,996
Reinvestment of distributions         955,019         15,188,561           86,303          1,327,345
Less shares repurchased            (4,740,306)       (77,060,688)      (2,803,249)       (43,658,507)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease)          (1,637,491)      $(26,671,629)       1,131,117       $ 17,420,834
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year          Year
                                                                Ended          Ended          Ended          Ended         Ended
                                                                8/31/18        8/31/17        8/31/16*       8/31/15*      8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  16.84       $  14.18       $  16.42       $  21.00      $  19.80
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.10(a)    $   0.19(a)    $   0.16(a)    $   0.15      $   0.16
  Net realized and unrealized gain (loss) on investments            1.69           2.61           0.96          (1.00)         3.85
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   1.79       $   2.80       $   1.12       $  (0.85)     $   4.01
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.16)      $  (0.14)      $  (0.16)      $  (0.11)     $  (0.10)
  Net realized gain                                                (2.27)            --          (3.20)         (3.62)        (2.71)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (2.43)      $  (0.14)      $  (3.36)      $  (3.73)     $  (2.81)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.64)      $   2.66       $  (2.24)      $  (4.58)     $   1.20
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  16.20       $  16.84       $  14.18       $  16.42      $  21.00
====================================================================================================================================
Total return (b)                                                   11.10%         19.88%          7.35%         (5.16)%       21.57%
Ratio of net expenses to average net assets                         1.13%          1.15%          1.18%          1.17%         1.19%
Ratio of net investment income (loss) to average net assets         0.62%          1.23%          1.11%          0.82%         0.74%
Portfolio turnover rate                                              112%           115%           129%           122%           66%
Net assets, end of period (in thousands)                        $297,450       $307,799       $316,382       $392,989      $564,898
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              1.13%          1.15%          1.18%          1.17%         1.19%
  Net investment income (loss) to average net assets                0.62%          1.23%          1.11%          0.82%         0.74%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year          Year          Year           Year
                                                                  Ended         Ended         Ended         Ended          Ended
                                                                  8/31/18       8/31/17       8/31/16*      8/31/15*       8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 16.52       $  13.91      $  16.14      $  20.73       $  19.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $ (0.02)(a)   $   0.07(a)   $   0.05(a)   $   0.02       $   0.01
  Net realized and unrealized gain (loss) on investments             1.65           2.57          0.95         (0.99)          3.82
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  1.63       $   2.64      $   1.00      $  (0.97)      $   3.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $ (0.03)      $  (0.03)     $  (0.03)     $  (0.00)(b)   $  (0.03)
  Net realized gain                                                 (2.27)            --         (3.20)        (3.62)         (2.71)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (2.30)      $  (0.03)     $  (3.23)     $  (3.62)      $  (2.74)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.67)      $   2.61      $  (2.23)     $  (4.59)      $   1.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 15.85       $  16.52      $  13.91      $  16.14       $  20.73
====================================================================================================================================
Total return (c)                                                    10.29%         18.98%         6.62%        (5.86)%        20.70%
Ratio of net expenses to average net assets                          1.84%          1.89%         1.90%         1.91%          1.88%
Ratio of net investment income (loss) to average net assets         (0.10)%         0.48%         0.38%         0.08%          0.04%
Portfolio turnover rate                                               112%           115%          129%          122%            66%
Net assets, end of period (in thousands)                          $88,422       $103,022      $120,404      $162,238       $211,148
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                               1.84%          1.89%         1.90%         1.91%          1.88%
  Net investment income (loss) to average net assets                (0.10)%         0.48%         0.38%         0.08%          0.04%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year          Year          Year          Year         Year
                                                                     Ended         Ended         Ended         Ended        Ended
                                                                     8/31/18       8/31/17       8/31/16*      8/31/15*     8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                 $ 16.33       $ 13.77       $ 16.03       $ 20.60      $ 19.49
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $  0.06(a)    $  0.15(a)    $  0.12(a)    $  0.10      $  0.11
  Net realized and unrealized gain (loss) on investments                1.62          2.53          0.94         (0.96)        3.78
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $  1.68       $  2.68       $  1.06       $ (0.86)     $  3.89
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $ (0.11)      $ (0.12)      $ (0.12)      $ (0.09)     $ (0.07)
  Net realized gain                                                    (2.27)           --         (3.20)        (3.62)       (2.71)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $ (2.38)      $ (0.12)      $ (3.32)      $ (3.71)     $ (2.78)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (0.70)      $  2.56       $ (2.26)      $ (4.57)     $  1.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 15.63       $ 16.33       $ 13.77       $ 16.03      $ 20.60
====================================================================================================================================
Total return (b)                                                       10.77%        19.53%         7.13%        (5.32)%      21.25%
Ratio of net expenses to average net assets                             1.40%         1.40%         1.40%         1.40%        1.40%
Ratio of net investment income (loss) to average net assets             0.35%         0.97%         0.89%         0.59%        0.52%
Portfolio turnover rate                                                  112%          115%          129%          122%          66%
Net assets, end of period (in thousands)                             $11,275       $11,860       $12,888       $15,505      $21,012
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  1.52%         1.54%         1.58%         1.53%        1.58%
  Net investment income (loss) to average net assets                    0.23%         0.84%         0.71%         0.46%        0.34%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year           Year           Year           Year          Year
                                                                Ended          Ended          Ended          Ended         Ended
                                                                8/31/18        8/31/17        8/31/16*       8/31/15*      8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  16.93       $  14.27       $  16.49       $  21.09      $  19.85
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                  $   0.15(a)    $   0.24(a)    $   0.21(a)    $   0.24      $   0.23
  Net realized and unrealized gain (loss) on investments            1.70           2.62           0.98          (1.03)         3.86
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $   1.85       $   2.86       $   1.19       $  (0.79)     $   4.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                         $  (0.21)      $  (0.20)      $  (0.21)      $  (0.19)     $  (0.14)
  Net realized gain                                                (2.27)            --          (3.20)         (3.62)        (2.71)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (2.48)      $  (0.20)      $  (3.41)      $  (3.81)     $  (2.85)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (0.63)      $   2.66       $  (2.22)      $  (4.60)     $   1.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  16.30       $  16.93       $  14.27       $  16.49      $  21.09
====================================================================================================================================
Total return (b)                                                   11.42%         20.20%          7.80%         (4.85)   %    21.97%
Ratio of net expenses to average net assets                         0.83%          0.84%          0.84%          0.85%         0.82%
Ratio of net investment income (loss) to average net assets         0.90%          1.54%          1.45%          1.12%         1.11%
Portfolio turnover rate                                              112%           115%           129%           122%           66%
Net assets, end of period (in thousands)                        $116,296       $148,541       $109,037       $161,238      $276,563
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                              0.83%          0.84%          0.84%          0.85%         0.82%
  Net investment income (loss) to average net assets                0.90%          1.54%          1.45%          1.12%         1.11%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Notes to Financial Statements | 8/31/18

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the "Fund") is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares had not commenced operations as of August 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 31

Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/18 is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At August 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 33

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

34 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

      The tax character of distributions paid during the years ended August 31, 2018 and August 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                          2018              2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $21,696,742        $5,210,126
      Long-term capital gain                        58,043,215                --
      --------------------------------------------------------------------------
          Total                                    $79,739,957        $5,210,126
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                            2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                  $21,673,782
      Undistributed long-term capital gain                            40,818,561
      Net unrealized appreciation                                     34,402,291
      --------------------------------------------------------------------------
          Total                                                      $96,894,634
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,312 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2018.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 35

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/18 compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended August 31, 2018, was $1,576,731. There were no open futures contracts at August 31, 2018.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 37

H.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended August 31, 2018 was $192,975. There were no open purchased options contracts at August 31, 2018.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. For the year ended August 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 1.40% and 0.85% of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively.

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Fees waived and expenses reimbursed during the year ended August 31, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,467 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended August 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $53,893
Class C                                                                   10,418
Class R                                                                    2,360
Class Y                                                                    6,493
--------------------------------------------------------------------------------
 Total                                                                   $73,164
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 39 services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,386 in distribution fees payable to the Distributor at August 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2018, CDSCs in the amount of $2,745 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018 the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility that was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2018, the Fund had no borrowings under the credit facility.

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2018 was as follows:

---------------------------------------------------------------------------------------------
                                                           Foreign
                                    Interest     Credit    Exchange     Equity      Commodity
Statement of Operations             Rate Risk    Risk      Rate Risk    Risk        Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Futures contracts                  $ --         $ --      $ --         $729,936    $ --
---------------------------------------------------------------------------------------------
   Total Value                      $ --         $ --      $ --         $729,936    $ --
---------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust III and the Shareowners of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the "Fund"), one of the funds constituting Pioneer Series Trust III (the "Trust"), including the schedule of investments, as of August 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes and the statement of changes in net assets and financial highlights for the year ended August 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended August 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
October 25, 2018

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 43

ADDITIONAL INFORMATION

For the year ended August 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 45

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is  Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier    Inc. (technology products for securities        processing provider for
                               retirement or         lending industry); and Senior Executive Vice    financial services industry)
                               removal.              President, The Bank of New York (financial and  (2009 - present); Director,
                                                     securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services           Trust (publicly -traded
                               successor trustee is  company) (1997 - 2004 and 2008 - present);      mortgage REIT) (2004 - 2009,
                               elected or earlier    Interim Chief Executive Officer, Oxford         2012 - present); Director of
                               retirement or         Analytica, Inc. (privately held research and    The Swiss Helvetia Fund, Inc.
                               removal.              consulting company) (2010); Executive Vice      (closed-end fund) (2010 -
                                                     President and Chief Financial Officer,          2017); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care       Analytica, Inc. (2008 -
                                                     services company) (2004 - 2007); and Executive  2015); and Director of
                                                     Vice President and Chief Financial Officer,     Enterprise Community
                                                     Pedestal Inc. (internet-based mortgage trading  Investment, Inc. (privately-
                                                     company) (2000 - 2002); Private Consultant      held affordable housing
                                                     (1995 - 1997); Managing Director, Lehman        finance company) (1985 - 2010)
                                                     Brothers (1992 - 1995); and Executive, The
                                                     World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                  Mellon Institutional Funds
                               elected or earlier                                                    Master Portfolio (oversaw 17
                               retirement or                                                         portfolios in fund complex)
                               removal.                                                              (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)      Trustee since 2004.   Founding Director, Vice-President and           None
Trustee                        Serves until a        Corporate Secretary, The Winthrop Group,
                               successor trustee is  Inc. (consulting firm) (1982 - present);
                               elected or earlier    Desautels Faculty of Management, McGill
                               retirement or         University (1999 - 2017); and Manager of
                               removal.              Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 47

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)       Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds        None
Trustee                        (Advisory Trustee     (healthcare workers union pension funds)
                               from 2014 - 2017).    (2001 - present); Vice President -
                               Serves until          International Investments Group, American
                               a successor trustee   International Group, Inc. (insurance company)
                               is elected or         (1993 - 2001); Vice President - Corporate
                               earlier retirement    Finance and Treasury Group, Citibank, N.A.
                               or removal.           (1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management
                                                     Group, Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton, Inc.
                                                     (investment bank) (1987 - 1988); and Mortgage
                                                     Strategies Group, Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)       Trustee since 2004.   President and Chief Executive Officer, Newbury   Director of New America High
Trustee                        Serves until a        Piret Company (investment banking firm)          Income Fund, Inc.
                               successor trustee     (1981 - present)                                 (closed-end investment
                               is elected or                                                          company) (2004 - present);
                               earlier retirement                                                     and Member, Board of
                               or removal.                                                            Governors, Investment
                                                                                                      Company Institute
                                                                                                      (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)         Trustee since 2014.   Consultant (investment company services)         None
Trustee                        Serves until a        (2012 - present); Executive Vice President,
                               successor trustee     BNY Mellon (financial and investment company
                               is elected or         services) (1969 - 2012); Director, BNY
                               earlier retirement    International Financing Corp. (financial
                               or removal.           services) (2002 - 2012); and Director, Mellon
                                                     Overseas Investment Corp. (financial services)
                                                     (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*            Trustee since 2017.   Director, CEO and President of Amundi Pioneer    None
Trustee, President and         Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer        successor trustee     2014); Director, CEO and President of Amundi
                               is elected or         Pioneer Asset Management, Inc. (since
                               earlier retirement    September 2014); Director, CEO and President
                               or removal.           of Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and President
                                                     of Amundi Pioneer Institutional Asset
                                                     Management, Inc. (since September 2014);
                                                     Chair, Amundi Pioneer Asset Management USA,
                                                     Inc., Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset Management,
                                                     Inc. (September 2014 - 2018); Managing
                                                     Director, Morgan Stanley Investment
                                                     Management (2010 - 2013); and Director of
                                                     Institutional Business, CEO of International,
                                                     Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*        Trustee since 2014.   Director and Executive Vice President (since     None
Trustee                        Serves until a        2008) and Chief Investment Officer, U.S.
                               successor trustee     (since 2010) of Amundi Pioneer Asset
                               is elected or         Management USA, Inc.; Executive Vice
                               earlier retirement    President and Chief Investment Officer,
                               or removal.           U.S. of Amundi Pioneer (since 2008);
                                                     Executive Vice President of Amundi
                                                     Pioneer Institutional Asset Management,
                                                     Inc. (since 2009); and Portfolio Manager
                                                     of Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 49

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)     Since 2004. Serves    Vice President and Associate General Counsel     None
Secretary and Chief            at the discretion     of Amundi Pioneer since January 2008;
Legal Officer                  of the Board.         Secretary and Chief Legal Officer of all of
                                                     the Pioneer Funds since June 2010; Assistant
                                                     Secretary of all of the Pioneer Funds from
                                                     September 2003 to May 2010; and Vice
                                                     President and Senior Counsel of Amundi
                                                     Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)         Since 2010. Serves    Fund Governance Director of Amundi Pioneer       None
Assistant Secretary            at the discretion     since December 2006 and Assistant Secretary
                               of the Board.         of all the Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of Amundi Pioneer
                                                     from December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)              Since 2010. Serves    Senior Counsel of Amundi Pioneer since May       None
Assistant Secretary            at the discretion     2013 and Assistant Secretary of all the
                               of the Board.         Pioneer Funds since June 2010; and Counsel
                                                     of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)           Since 2008. Serves    Vice President - Fund Treasury of Amundi         None
Treasurer and Chief            at the discretion     Pioneer; Treasurer of all of the Pioneer Funds
Financial and Accounting       of the Board.         since March 2008; Deputy Treasurer of Amundi
Officer                                              Pioneer from March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)          Since 2004. Serves    Director - Fund Treasury of Amundi Pioneer;      None
Assistant Treasurer            at the discretion     and Assistant Treasurer of all of the Pioneer
                               of the Board.         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)             Since 2004. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer; and Assistant Treasurer of all of the
                               of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)          Since 2009. Serves    Senior Manager - Fund Treasury of Amundi         None
Assistant Treasurer            at the discretion     Pioneer since November 2008; Assistant Treasurer
                               of the Board.         of all of the Pioneer Funds since January 2009;
                                                     and Client Service Manager - Institutional
                                                     Investor Services at State Street Bank from
                                                     March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)           Since 2010. Serves    Chief Compliance Officer of Amundi Pioneer       None
Chief Compliance Officer       at the discretion of  and of all the Pioneer Funds since March
                               the Board.            2010; Chief Compliance Officer of Amundi
                                                     Pioneer Institutional Asset Management, Inc.
                                                     since January 2012; Chief Compliance
                                                     Officer of Vanderbilt Capital Advisors, LLC
                                                     since July 2012: Director of Adviser and
                                                     Portfolio Compliance at Amundi Pioneer
                                                     since October 2005; and Senior Compliance
                                                     Officer for Columbia Management Advisers,
                                                     Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)           Since 2006. Serves    Vice President - Investor Services Group         None
Anti-Money                     at the discretion of  of Amundi Pioneer and Anti-Money Laundering
Laundering Officer             the Board.            Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/18 51

                          This page is for your notes.

52 Pioneer Disciplined Value Fund | Annual Report | 8/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19429-12-1018



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $23,000 payable to Ernst & Young LLP for the year ended
August 31, 2018 and $23,000
for the year ended August 31, 2017.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
August 31, 2018 and $8,028
for the year ended August 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
August 31, 2018 and $8,028 for the year
ended August 31, 2017.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2018

* Print the name and title of each signing officer under his or her signature.